MEDIA CONTACT: Donna Weaver, VP Corp. Comm.,212.329.8072	FINANCIAL CONTACT: Sam Duggan, VP Treasury Services, 314.576.8580 W. Lee Capps III, Chief Operating Officer & CFO, 314.576.3486

KELLWOOD TO SELL ITS NEW CAMPAIGN DIVISION TO

POLO RALPH LAUREN CORPORATION

Adjusts Guidance to Classify New Campaign and IZOD as Discontinued Operations

St. Louis, MO – November 8, 2006 – Kellwood Company announced today it has agreed to sell its New Campaign division, which produces Polo, Ralph Lauren, Lauren, and Chaps belts and small leather goods, to Polo Ralph Lauren Corporation. The transfer of the New Campaign business to Polo Ralph Lauren includes the sale of certain business assets, and is subject to the satisfactory completion of due diligence activities. Kellwood has agreed to provide Polo Ralph Lauren with transition services for up to one year following the close of the transaction. Kellwood expects to receive proceeds of approximately $9 million and does not anticipate a significant gain or loss from this sale. The Company expects to close this transaction by April 2007.

Robert C. Skinner, Jr., chairman, president and chief executive officer of Kellwood Company, said “New Campaign has been a successful and profitable business for Kellwood since 1999 when the division became part of our Company. We understand Polo Ralph Lauren’s interest in acquiring New Campaign and are pleased we were able to reach a mutually satisfactory agreement for both companies.”

Guidance

As previously announced, on October 10, 2006, Kellwood indicated that it would not renew its IZOD women’s sportswear license with Phillips Van Heusen. Given this and today’s announced sale of the Company’s New Campaign business, Kellwood has adjusted its previously issued net sales and earnings guidance to exclude both New Campaign and IZOD women’s sportswear from ongoing and continuing operations. Other than these adjustments, guidance for the third quarter and total year from ongoing operations remains the same as previously provided on August 31, 2006. The New Campaign and IZOD businesses will be included in discontinued operations for historical and future periods. In addition, costs associated with these transactions will be included in discontinued operations. The Company plans to report its full results for the third quarter on December 1, 2006.

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Third Quarter

For the third quarter of fiscal 2006, the Company expects net sales from ongoing operations as adjusted for the newly discontinued businesses to approximate $500 million, as compared to its previous expectation for net sales from ongoing operations of $520 million and versus actual net sales from ongoing operations of $522 million in the third quarter of last year. Operating earnings (gross profit less selling, general & administrative expense before amortization of intangible assets and expensing stock options) from ongoing operations are currently expected to be in the range of $31 million, as compared to the Company’s previous expectation for operating earnings from ongoing operations of approximately $33 million, versus $30 million last year. Net earnings from ongoing operations are currently estimated to be approximately $16.8 million, or $0.64 per diluted share, inclusive of $0.5 million before tax, $0.3 million after tax, or $0.01 per diluted share for stock option expense. This compares to the Company’s previous guidance for net earnings from ongoing operations of $18.0 million, or $0.69 per diluted share that also included $0.01 per diluted share of stock option expense and versus net earnings from ongoing operations of $15.3 million, or $0.57 per share, in the third quarter of 2005.

Total Year

For fiscal 2006, excluding the results of the Vince acquisition which are not expected to have a significant impact on forecasted fourth quarter results, the Company expects net sales from ongoing operations as adjusted for the newly discontinued businesses to be in the range of $1.890 billion, as compared to its previous expectation for net sales from ongoing operations of approximately $1.970 billion and versus actual net sales from ongoing operations of $1.964 billion in fiscal 2005. On an ongoing basis, net earnings for fiscal 2006 are currently estimated to be in the range of $42 million, as compared to the Company’s previous expectation for net earnings from ongoing operations of approximately $45 million and with fiscal 2005 net earnings from ongoing operations of $41.3 million. Also, on an ongoing basis, fiscal 2006 diluted earnings per share are currently estimated at approximately $1.63, as compared to the Company’s previous expectation for diluted earnings per share of approximately $1.75. This compares to actual earnings per diluted share of $1.52 in fiscal 2005. The Company is forecasting operating earnings (gross profit less selling, general & administrative expense before amortization of intangible assets and expensing stock options) from ongoing operations at approximately $90.0 million. This compares to the Company’s previous expectation for operating earnings from continuing operations of approximately $95.0 million and versus actual operating earnings from continuing operations of $92.6 million last year. The Company's fiscal 2006 forecast continues to include $4.3 million before tax, $2.8 million after tax, or $0.11 per diluted share of stock option expense related to the adoption of FAS 123R "Share-Based Payment."

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Adjusted Historical Financial Information

The Company will post schedules on the Company’s website that reflect the results of ongoing operations excluding the New Campaign and IZOD women’s sportswear businesses for each quarter in fiscal 2004 and 2005 and for the first two quarters of 2006. These schedules set forth the various components of the income statement for ongoing operations, nonrecurring charges, discontinued operations and the repatriation tax benefit included in overall operating results.

Kellwood (NYSE:KWD), a $2 billion marketer of apparel and consumer soft goods, specializes in branded as well as private label products, and markets to all channels of distribution with product specific to a particular channel. For more information, visit www.kellwood.com.

Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of the safe harbor provisions of the federal securities laws. Actual results may differ materially due to risks and uncertainties that are described in the Company’s Form 10-K and other filings with the SEC.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "will", "estimate", "project", "forecast", "planned", "should", "anticipate" and similar expressions may identify forward-looking statements. These forward-looking statements represent the Company's expectations concerning future events, are based on various assumptions and are subject to a number of risks and uncertainties. These risks include, without limitation: intense competition in the apparel industry on many fronts; failing to continually anticipate fashion trends and consumer tastes; uncertainties regarding consumer confidence and spending patterns; concentration of our customers; consolidation and change in the retail industry; loss of key personnel; impact of the extent of foreign sourcing and manufacturing; continued value of licensed brands; ability to generate sufficient sales to offset the minimum royalty payments we must pay with respect to these products; inability to protect our intellectual property rights; fluctuations in the price, availability and quality of raw materials; reliance on independent manufacturers and availability of suitable acquisition candidates and integrating them into our existing business. These risks are more fully described in the Company's periodic filings with the SEC. Actual results could differ materially from those expressed or implied in forward-looking statements. The Company disclaims any obligation to publicly update or revise any of its forward-looking statements.

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PAGE FOUR

Use of Non-GAAP Financial Measures

The Company has provided non-GAAP adjusted earnings and earnings per share information for its third quarter and full year 2006 guidance and third quarter and full year 2005 results in this release, in addition to providing financial results in accordance with GAAP. This non-GAAP financial information is provided to enhance the user’s overall understanding of the Company’s current financial performance. Specifically, the Company believes the non-GAAP adjusted results provide useful information to both management and investors by excluding items that the Company believes are not indicative of the Company’s core operating results. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

The following tables summarize net sales, operating earnings, net earnings and diluted earnings per share from Kellwood’s ongoing operations, the non-recurring charges, amortization of intangible assets, stock option expense and repatriation tax benefit included in continuing operations (amounts in thousands, except per share data). See the last page of the release for footnotes (1), (2) and (3) to the tables. (Amounts in thousands, except per share data.)

Third Quarter:

Adjusted Guidance for Third Quarter FY 2006

Adjusted Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	Adjusted Ongoing Operations

Net Sales	$500,000	$-	$-	$-	$-	$500,000

Operating Earnings (1)	$28,000	$-	$500	$2,500	$-	$31,000

Net Earnings (Loss)

from Continuing
Operations	$15,550	$-	$-	$-	$1,200	$16,750

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$0.59	$-	$-	$-	$0.05	$0.64

Previous Guidance for Third Quarter FY 2006

Previous Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	Previous Ongoing Operations

Net Sales	$520,000	$-	$-	$-	$-	$520,000

Operating Earnings (1)	$30,000	$-	$500	$2,500	$-	$33,000

Net Earnings (Loss)

from Continuing
Operations	$16,800	$-	$-	$-	$1,200	$18,000

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$0.64	$-	$-	$-	$0.05	$0.69

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Guidance Adjustments for Third Quarter FY 2006

Previous Ongoing Operations	New Campaign and IZOD (3)	Adjusted Ongoing Operations

Net Sales	$520,000	$(20,000)	$500,000

Operating Earnings (1)	$33,000	$(2,000)	$31,000

Net Earnings (Loss)

from Continuing
Operations	$18,000	$(1,250)	$16,750

Diluted Earnings

(Loss) per Share
from Continuing
Operations	$0.69	$(0.05)	$0.64

Adjusted Results for Third Quarter FY 2005

Adjusted Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	Adjusted Ongoing Operations

Net Sales	$519,961	$-	$-	$-	$2,400	$522,361

Operating Earnings (1)	$20,017	$-	$-	$2,572	$7,643	$30,232

Net Earnings (Loss)

from Continuing
Operations	$7,878	$-	$-	$-	$7,409	$15,287

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$0.29	$-	$-	$-	$0.28	$0.57

As Reported Results for Third Quarter FY 2005

As Reported Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	Adjusted Ongoing Operations

Net Sales	$546,961	$-	$-	$-	$2,400	$549,361

Operating Earnings (1)	$22,889	$-	$-	$2,572	$7,643	$33,104

Net Earnings (Loss)

from Continuing
Operations	$9,665	$-	$-	$-	$7,409	$17,074

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$0.36	$-	$-	$-	$0.28	$0.64

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Results Adjustments for Third Quarter FY 2005

As Reported Ongoing Operations	New Campaign and IZOD (3)	Adjusted Ongoing Operations

Net Sales	$549,361	$(27,000)	$522,361

Operating Earnings (1)	$33,104	$(2,872)	$30,232

Net Earnings (Loss)

from Continuing
Operations	$17,074	$(1,787)	$15,287

Diluted Earnings

(Loss) per Share
from Continuing
Operations	$0.64	$(0.07)	$0.57

Fiscal Year:

Adjusted Guidance for FY 2006

Adjusted Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	Adjusted Ongoing Operations

Net Sales	$1,890,000	$-	$-	$-	$-	$1,890,000

Operating Earnings (1)	$75,700	$-	$4,300	$10,000	$-	$90,000

Net Earnings (Loss)

from Continuing
Operations	$34,700	$-	$-	$-	$7,300	$42,000

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$1.35	$-	$-	$-	$0.28	$1.63

Previous Guidance for FY 2006

Previous Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	Previous Ongoing Operations

Net Sales	$1,970,000	$-	$-	$-	$-	$1,970,000

Operating Earnings (1)	$80,700	$-	$4,300	$10,000	$-	$95,000

Net Earnings (Loss)

from Continuing
Operations	$37,700	$-	$-	$-	$7,300	$45,000

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$1.47	$-	$-	$-	$0.28	$1.75

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Guidance Adjustments for FY 2006

Previous Ongoing Operations	New Campaign and IZOD (3)	Adjusted Ongoing Operations

Net Sales	$1,970,000	$(80,000)	$1,890,000

Operating Earnings (1)	$95,000	$(5,000)	$90,000

Net Earnings (Loss)

from Continuing
Operations	$45,000	$(3,000)	$42,000

Diluted Earnings

(Loss) per Share
from Continuing
Operations	$1.75	$(0.12)	$1.63

Adjusted Results for FY 2005

Adjusted Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	Adjusted Ongoing Operations

Net Sales	$1,962,039	$-	$-	$-	$2,450	$1,964,489

Operating Earnings (1)	$73,891	$-	$-	$10,685	$8,025	$92,601

Net Earnings (Loss)

from Continuing
Operations	$18,756	$(13,000)	$-	$-	$35,508	$41,264

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$0.69	$(0.48)	$-	$-	$1.31	$1.52

As Reported Results for FY 2005

As Reported Continuing Operations	Repatriation	Stock Option Expense(2)	Amortization of Intangible Assets(2)	Restructuring	As Reported Ongoing Operations

Net Sales	$2,062,144	$-	$-	$-	$2,450	$2,064,594

Operating Earnings (1)	$80,944	$-	$-	$10,685	$8,025	$99,654

Net Earnings (Loss)

from Continuing
Operations	$23,103	$(13,000)	$-	$-	$35,508	$45,611

Diluted Earnings

(Loss) per Share

from Continuing

Operations	$0.85	$(0.48)	$-	$-	$1.31	$1.68

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Results Adjustments for FY 2005

As Reported Ongoing Operations	New Campaign and IZOD (3)	Adjusted Ongoing Operations

Net Sales	$2,064,594	$(100,105)	$1,964,489

Operating Earnings (1)	$99,654	$(7,053)	$92,601

Net Earnings (Loss)

from Continuing
Operations	$45,611	$(4,347)	$41,264

Diluted Earnings

(Loss) per Share
from Continuing
Operations	$1.68	$(0.16)	$1.52

(1) Operating earnings for the ongoing operations is a non-GAAP measure that differs from GAAP operating earnings in that it excludes restructuring, stock option expense and amortization of intangible assets. Operating earnings for the ongoing operations should not be considered as an alternative to GAAP operating earnings. Operating earnings before restructuring, stock option expense and amortization is the primary measure used by management to evaluate the Company’s performance, as well as the performance of the Company’s divisions and segments. Management believes the comparison of operating earnings before restructuring, stock option expense and amortization between periods is useful in showing the interaction of changes in sales, gross profit and selling, general and administrative expenses. Operating earnings before restructuring, stock option expense and amortization may not be comparable to any similarly titled measure used by another company.

(2) Stock option expense and amortization of intangible assets is not included in operating earnings for the ongoing operations; however, it is included in net earnings for these operations. See footnote (1) for further discussions of the presentation of operating earnings for the ongoing operations.

(3) New Campaign and IZOD women’s sportswear represent the newly discontinued operations.

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